Exhibit 99.1 October 17, 2023 A COMPANY BUILT FOR THE VALUE-DRIVEN TRAVELER C h o i c e | W y n d h a m

Forward-looking statements Information set forth herein includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology, such as “expect,” “estimate,” “believe,” “anticipate,” “should,” “will,” “forecast,” “plan,” “project,” “assume,” or similar words of futurity. All statements other than historical facts are forward-looking statements. These forward-looking statements are based on management's current beliefs, assumptions and expectations regarding future events, which, in turn, are based on information currently available to management. Such statements include, but are not limited to, the ultimate outcome of any possible transaction between Choice and Wyndham (including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any definitive agreement will be materially different from those described herein); uncertainties as to whether Wyndham will cooperate with Choice regarding the proposed transaction; Choice’s ability to consummate the proposed transaction with Wyndham; the conditions to the completion of the proposed transaction, including the receipt of any required shareholder approvals and any required regulatory approvals; Choice’s ability to finance the proposed transaction with Wyndham; Choice’s indebtedness, including the substantial indebtedness Choice expects to incur in connection with the proposed transaction with Wyndham and the need to generate sufficient cash flows to service and repay such debt; the possibility that Choice may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Wyndham’s operations with those of Choice, including the Choice loyalty program; the possibility that Choice may be unable to achieve the benefits of the proposed transaction for its franchisees, associates, investors and guests within the expected timeframes or at all, including that such integration may be more difficult, time-consuming or costly than expected; that operating costs and business disruption (without limitation, difficulties in maintaining relationships with associates, guests or franchisees) may be greater than expected following the proposed transaction or the public announcement of the proposed transaction; and that the retention of certain key employees may be difficult. Such statements may relate to projections of the company's revenue, expenses, adjusted EBITDA, earnings, debt levels, ability to repay outstanding indebtedness, payment of dividends, repurchases of common stock and other financial and operational measures, including occupancy and open hotels, RevPAR, the company's ability to benefit from any rebound in travel demand, and the company's liquidity, among other matters. We caution you not to place undue reliance on any such forward-looking statements. Forward-looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors. These and other risk factors that may affect Choice’s operations are discussed in detail in the company's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and, as applicable, our Quarterly Reports on Form 10-Q. Choice undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. C h o i c e W y n d h a m 2

Non-GAAP financial measurements and other definitions The company evaluates its operations utilizing, among others, the performance metric adjusted EBITDA, which is a non-GAAP financial measurement. This measure should not be considered as an alternative to any measure of performance or liquidity as promulgated under or authorized by GAAP, such as net income. The company's calculation of this measurement may be different from the calculations used by other companies, including Wyndham, and comparability may therefore be limited. We discuss management's reasons for reporting this non-GAAP measure and how it is calculated below. In addition to the specific adjustments noted below with respect to adjusted EBITDA, the non-GAAP measures presented herein also exclude restructuring of the company's operations including employee severance benefit, income taxes and legal costs, acquisition related due diligence, transition and transaction costs, and gains/losses on sale/disposal and impairment of assets primarily related to hotel ownership and development activities to allow for period-over-period comparison of ongoing core operations before the impact of these discrete and infrequent charges. Adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization: Adjusted EBITDA reflects net income excluding the impact of interest expense, interest income, provision for income taxes, depreciation and amortization, franchise-agreement acquisition cost amortization, other (gains) and losses, equity in net income (loss) of unconsolidated affiliates, mark to-market adjustments on non-qualified retirement plan investments, share based compensation expense (benefit) and surplus or deficits generated by reimbursable revenue from franchised and managed properties. We consider adjusted EBITDA and adjusted EBITDA margins to be an indicator of operating performance because it measures our ability to service debt, fund capital expenditures, and expand our business. We also use these measures, as do analysts, lenders, investors, and others, to evaluate companies because it excludes certain items that can vary widely across industries or among companies within the same industry. For example, interest expense can be dependent on a company's capital structure, debt levels, and credit ratings, and share based compensation expense (benefit) is dependent on the design of compensation plans in place and the usage of them. Accordingly, the impact of interest expense and share based compensation expense (benefit) on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provision for income taxes can vary considerably among companies. These measures also exclude depreciation and amortization because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets or amortizing franchise-agreement acquisition costs. These differences can result in considerable variability in the relative asset costs and estimated lives and, therefore, the depreciation and amortization expense among companies. Mark-to-market adjustments on non-qualified retirement-plan investments recorded in SG&A are excluded from EBITDA, as the company accounts for these investments in accordance with accounting for deferred-compensation arrangements when investments are held in a rabbi trust and invested. Changes in the fair value of the investments are recognized as both compensation expense in SG&A and other gains and losses. As a result, the changes in the fair value of the investments do not have a material impact on the company's net income. Surpluses and deficits generated from reimbursable revenues from franchised and managed properties are excluded, as the company's franchise and management agreements require these revenues to be used exclusively for expenses associated with providing franchise and management services, such as central reservation and property-management systems, hotel employee and operating costs, reservation delivery and national marketing and media advertising. Franchised and managed property owners are required to reimburse the company for any deficits generated from these activities and the company is required to spend any surpluses generated in future periods. Since these activities will be managed to break-even over time, quarterly or annual surpluses and deficits have been excluded from the measurements utilized to assess the company's operating performance. RevPAR: RevPAR is calculated by dividing hotel room revenue by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of hotel performance and therefore company royalty and system revenues as it provides a metric correlated to the two key drivers of operations at a hotel: occupancy and ADR. The company calculates RevPAR based on information as reported by its franchisees. To accurately reflect RevPAR, the company may revise its prior years' operating statistics for the most current information provided. RevPAR is also a useful indicator in measuring performance over comparable periods. Pipeline: Pipeline is defined as hotels awaiting conversion, under construction or approved for development, and master development agreements committing owners to future franchise development. This presentation includes Wall Street consensus projected results for Choice and Wyndham for future periods. Choice is including these consensus estimates for informational purposes only, but is not affirming analyst projections or separately including guidance on these metrics. Other information regarding Wyndham has been taken from, or based upon, publicly available information. Choice does not take any responsibility for the accuracy or completeness of such information. To date, Choice has not had access to any non-public information of Wyndham. C h o i c e W y n d h a m 3

Additional information This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended. This communication relates to a proposal that Choice has made for a business combination transaction with Wyndham. In furtherance of this proposal and subject to future developments, Choice(and, if applicable, Wyndham) may file one or more registration statements, proxy statements, tender or exchange offers or other documents with the Securities and Exchange Commission (the “SEC”). This communication is not a substitute for any proxy statement, registration statement, tender or exchange offer document, prospectus or other document Choice and/or Wyndham may file with the SEC in connection with the proposed transaction. Investors and security holders of Choice and Wyndham are urged to read the proxy statement(s), registration statement, tender or exchange offer document, prospectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to shareholders of Choice and/or Wyndham, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Choice through the web site maintained by the SEC at www.sec.gov, and by visiting Choice’s investor relations site at www.investor.choicehotels.com. This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Choice and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Choice’s executive officers and directors in the Annual Report on Form 10-K for the year ended December 31, 2022 filed by Choice with the SEC on March 1, 2023. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements, tender or exchange offer documents or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website at www.sec.gov and by visiting Choice’s investor relations site at www.investor.choicehotels.com. C h o i c e W y n d h a m 4

C h o i c e & W y n d h a m – Ideally positioned to realize a significant market opportunity and enhance value for all stakeholders Offers Compelling Combines Two Complementary Enhances Opportunity for Creates a Leading Hotel Enhances Competitive Financial Benefits Hotel Franchising Companies, Franchisee Return on Platform Better Positioned Position Against Larger Accelerating Opportunities for Investment to Continue Capturing Industry Players Sustained Long-Term Growth Large and Growing Market Opportunity C C h h o o i i c c e e W W y y n n d d h h a a m m 5

Highly attractive proposal for both Wyndham and Choice shareholders • $90.00 per share, including: • $49.50 per share in cash providing immediate value certainty, and 0.324 per share in Choice stock for Terms each Wyndham share • A cash or stock election mechanism, which provides Wyndham shareholders with ability to choose either cash, stock, or a combination of cash and stock consideration, subject to a customary proration mechanism • 26% premium to Wyndham’s 30-day volume-weighted average closing price ending on Substantial October 16, 2023 Premium • 11% premium to Wyndham's 52-week high, and a 30% premium to Wyndham’s latest closing price • Expected to generate annual run-rate synergies of approximately $150 million, while accelerating Financial opportunities for sustained long-term growth Benefits & Governance • Offers Wyndham two seats on combined company’s board, and Wyndham shareholders the opportunity to participate in the significant upside potential of the combined company • The transaction is pro-competitive and will benefit all stakeholders, including Wyndham’s and Choice’s franchisees and guests • Choice is confident that all regulatory approvals can be obtained in due course to permit closing the Path to transaction Completion • Cash consideration to be funded by combination of cash on balance sheet and debt financing; includes no financing contingency • Highly confident in our ability to obtain fully committed financing based on indications from two separate bulge bracket global banks for the entire cash portion of our proposal C h o i c e W y n d h a m 6

A compelling premium proposal for Wyndham shareholders With additional upside opportunity for pro-forma shareholders in the combined company SUBSTANTIAL PREMIUM TO CURRENT TRADING LEVELS $90.00 per share $49.50 per share in cash and 0.324 per share in Choice stock for each Wyndham share, offering Wyndham shareholders a $90.00 +11% cash or stock election mechanism, which provides ability to +26% choose either cash, stock, or a combination of cash and stock +30% consideration, subject to a customary proration mechanism Proposal implies a $9.8 billion Enterprise Value, representing 14.9x EV/2023 Consensus EBITDA Multiple $71.46 $69.10 $80.87 • Forward multiple that Wyndham has never achieved absent COVID disruptions 2 • 3x premium to pre-pandemic trading multiple Enables Wyndham shareholders to benefit from Choice’s 1 Latest Close Choice Proposal 30-Day VWAP 52-Week High 1 historically 3x higher EBITDA multiple on go-forward basis, (October 16, 2023) and receive deferred tax treatment on their stock consideration 1. Source: Latest close and 52-week high sourced from CapitalIQ as of October 16, 2023 C h o i c e W y n d h a m 7 2. Defined as period from spin off hotel operations through February 2020

Despite Alignment on Core Terms and Strategic Rationale, Wyndham Decided to End Discussions with Choice August 21, 2023: Best and Final Offer April 2023 April 28, 2023: Initial Offer Ongoing Engagement May 15, 2023: Offer #2 Offer Price: $85 Offer Price: $90 Choice Choice offered to enter into a Offer Price: $80 2 Premium: 26% 3 Chairman Premium: 37% one-way, short-term non- 1 Premium: ~20% contacted disclosure agreement to facilitate Following weeks of continued attempted Following the meeting, Choice submitted a Wyndham addressing Wyndham’s concerns, Choice sent its initial letter to engagement, Choice submitted a second final letter, increasing the proposed price to Chairman as an and made its external counsel Wyndham, proposing to letter, in which Choice: $90 per share extension of available for several discussions acquire Wyndham for $80 per • Increased the proposed price to $85 per share, their share, comprising 40% cash comprised of 55% cash and 45% Choice stock The proposal also included a cash or stock conversations and 60% Choice stock election mechanism, which would provide over the past • Explained that further discussions could clarify Wyndham shareholders with the ability to Wyndham’s hesitation to proceed decade, choose either cash, stock, or a combination of indicating • Offered participation in the combined cash and stock consideration, subject to a proposal would company’s governance customary proration mechanism. be forthcoming September 2023: Wyndham rejected Wyndham and Wyndham Ends Further the proposal and Choice’s respective Discussions Wyndham and Choice Board Chairs continued to refused to engage in Board Chairs and engage, along with their respective financial and During a follow-up call with further discussions CEOs Met in legal advisors their respective advisors Person and Board Chairs, Wyndham acknowledged the strategic rationale of Wyndham made it clear the proposal and that terms were within a they were unwilling to negotiable range but raised questions regarding the Choice Communication proceed with further value of Choice’s stock and timing for obtaining discussions Wyndham Communication regulatory approvals 1. Based on 30-day volume-weighted average share price as of 4/27 2. Based on 30-day volume-weighted average share price as of 5/12 C h o i c e W y n d h a m 8 3. Based on unaffected price as of 5/22

Creates an asset-light franchise business with a shared history of C h o i c e & W y n d h a m value creation for franchisees, guests, and shareholders… ~16,360 >2,700 60 Million Open Hotels Hotels in Choice Privileges Globally Global Pipeline Rewards Members ~97% 112 99 Million Of U.S. Hotels Are Countries & Territories Wyndham Rewards Select Service Worldwide Members Only lodging company ~100% 1 Franchised All figures as of December 31, 2022 1 Choice Hotels and Wyndham owned and/or managed 19 hotels and 72 hotels respectively as of December 31, 2022 C C h h o o i i c c e e W W y y n n d d h h a a m m Note: Wyndham property counts exclude properties under affiliation arrangements with Wyndham Destinations or other 3rd parties (186 properties as of 12/31/2022). 9

…With a strong financial foundation and diversified C h o i c e & W y n d h a m business mix $2.8 Billion $1.13 Billion 2022A Total Revenue 2022A EBITDA (pre-synergy) Economy Business 20% 30% Upscale+ Business Chain 7% APAC & 2 Geography 2 Leisure EMEA Scale Mix 1 Mix 8% International 10% Leisure Americas Midscale & 92% 70% Extended Stay 63% 1. Refers to the company's’ business leisure mix excluding the impact of the Radisson Americas acquisition. C C h h o o i i c c e e W W y y n n d d h h a a m m 10 2. Based on estimated royalty using publicly available data for Wyndham; Includes a full-year 2022 Radisson Royalties

Positioned to continue capturing large and growing market for value-driven leisure and business travelers, supported by long-term industry tailwinds Significant opportunity for greater penetration Supported by long-term macroeconomic trends and continued growth within domestic upscale and fundamental growth drivers to economy segments GRR Billions | U.S. Branded Hotel Market Rising Wages Retirements The average American salary 1 in every 5 Americans was 8% higher in February are expected to be over Unaddressed Market 2023 compared to a year ago 65 by 2030 Opportunity Future Remote Work Road Trips Market Growth More guests are extending Two-thirds of all weekend leisure trips to Americans are planning include “shoulder days” to take a road trip in 2023 (Thursday/Sunday) Rebuilding Choice GRRWyndham Pro-Forma 2022 Total 2027 Total Industry experts estimate that investments associated with the GRR GRR Addressable Addressable Infrastructure Investment and Jobs Acts will generate between Market Market 50 million and 100 million room nights over the next decade Wyndham GRR estimated based on public data Total addressable market based on STR Data and forecast C C h h o o i i c c e e W W y y n n d d h h a a m m 11

Transaction additive to revenue intense strategy… • Choice’s proven franchisee success system is dedicated to Enhanced platform to attract driving incremental topline reservation delivery to hotel and retain higher revenue- owners and lowering total cost of operations, while still allowing franchisees to continue determining their own generating hotels, building on commercial and pricing strategy Choice’s existing revenue intense capabilities • Creates additional capacity to further support the company’s revenue intense strategy, ultimately helping drive growth across its organic revenue levers … by driving growth through all revenue levers C C h h o o i i c c e e W W y y n n d d h h a a m m 12

Domestic portfolio strategy Accelerates revenue-accretive growth in four attractive premium segments Unlocks earnings growth of existing economy segment through brand equity improvement Economy Segment Representing Four Premium Segments Representing + Less Than 25% of Domestic Royalties More Than 75% of Domestic Royalties Unlocks value by: Accelerates revenue-accretive growth by creating additional • Improving the royalty per hotel capacity to further drive growth by replacing terminated assets across all three organic revenue producing lower revenue with levers more revenue intense units Domestic 1% Revenue Intense NUG growth = Rooms• Grow segment domestic royalty ~$6.5M in royalty revenues revenue of ~$200M growth • Economy segment represents Premium revenue accretive <25% of domestic royalty growth segments represent >75% of royalty Economy Extended Stay Midscale Upper Midscale Upscale/Upper-Upscale C h o i c e W y n d h a m 13

Brings together diversified brands, technologies, platforms, and segments to accelerate Choice’s revenue intense strategy C h o i c e W y n d h a m C o m b i n e d C o m p a n y + = Global network of brands and hotels built on International Upscale Upper Midscale Choice’s proven franchisee success system Diversified across geographies, stay occasions, and price points Single system leveraging innovative technologies and processes to drive cost savings Technology Extended Stay Economy Range of lodging options to meet the needs of the value-driven traveler Combined best practices from diverse talent and industry expertise C C h h o o i i c c e e W W y y n n d d h h a a m m 14

• Increased Proprietary Channel Contribution, driving more Enhances customers through the lowest cost direct booking channels franchisee return on • Optimized third-party distribution and vendor relationships investment will reduce costs Improved and Efficient 1 • Customer Acquisition Rewards membership base comprising up to 160M Including improvements in and Revenue Delivery• Members who are more likely to stay and book direct owner profitability and best-in-class resources • Higher umbrella brand marketing spend allows for greater customer reach • Combined segment expertise to improve training, systems, and processes to support franchisee management of labor costs • Purpose built, lower cost proprietary technology and direct Reduce Total Cost of booking channel offerings designed to maximize efficiency and Ownership Focused on minimize cost, while still determining own commercial and Franchisee Bottom Line pricing strategy • Combined resources to invest in tools to help franchisees address rising costs − Supply Chain Nearly Doubled − Labor Cost Resources to Invest − Inflationary Pressures and Evolve With • Improves the value of franchisees’ real estate assets by Franchisee Needs enhancing applicable cap rates and cash flows as a result of affiliation with the pro-forma company C C h h o o i i c c e e W W y y n n d d h h a a m m 15 1. As of December 31, 2022

Economies of scale in marketing and reservation spend drive additional value creation for franchisees In Business For $1.2 Billion Nearly 2x Yourself But Not By Combined Marketing & Combined Marketing & Yourself Reservation Spend Reservation Spend Used in 2022 Rewards Program Technology Investment National Media Campaigns Franchisee Tools Search Engine Innovation Optimization C h o i c e W y n d h a m 16 16

Builds on Choice’s proven franchisee success system Premier customer Proprietary technology Best-in-class franchisee delivery engine built by hotel experts for resources & support hotel owners Lower-cost customer acquisition Low cost-to-build hotel prototypes improve through high-performing franchisees' investment returns, operating Automation tools reduce proprietary channels profitability, and resiliency housekeeping and front desk costs Award-winning rewards program Dedicated revenue Award-winning, mobile- (60 million members) drives repeat management consultants supporting enabled pricing optimization business owners with best-in class cloud-based and merchandising tools allows revenue management tool owners to manage their business Negotiated lower third-party from anywhere reservations delivery rates and other Award-winning proprietary training suite benefits for franchisee owners and other services Leading-edge, low-cost cloud- based Property Management Suite of best practices and benchmarking System tools coupled with dedicated area director team to help franchisees reduce costs Industry's only proprietary reservations delivery system built on the Amazon cloud – reliable, innovative, scalable, and extensible 17 C h o i c e W y n d h a m 17

Guest Access • Access to a greater set of hotels, locations, and price points for a growing value-driven market • Unparalleled selection of accommodations with a Creates a leading hotel platform better carefully curated collection of properties positioned to capture a • Added redemption options for guests in upscale and sought-after leisure markets large and growing • Expanded opportunity for partnership across the travel ecosystem aimed at driving value for guests market opportunity Guest Experience • Two global hospitality technology initiatives and platforms are combined to enhance the guest experience, improve service delivery, and provide guests with a more effective and efficient booking and shopping system • Elevated customer service with increased assistance, convenience, personalization, and an enhanced rewards program C C h h o o i i c c e e W W y y n n d d h h a a m m 18

Leverages demonstrated history of In less than a year since acquisition, Choice: success • Drove a turnaround of Radisson Hotel Group Americas Americas' results with expected revenue contribution and cost savings ahead of Proven Playbook original expectations. Recent integration of nearly 600 Enabling Quick and Radisson Hotel Group Americas • Transitioned Radisson Hotel Group Americas properties to the Choice Efficient Integration hotels offers an integration franchisee success system, including distribution channels such as playbook with a proven history of Choice.com, by leveraging our proprietary technology offerings creating value for all • Fully integrated Radisson Hotel Group Americas Rewards Americas stakeholders program to our award-winning Choice Privileges program Franchisees: • Since joining, Radisson Hotel Group Americas franchisees have seen an improvement in look-to-book conversions, lowered distribution With Measurable costs, and improved guest traffic on proprietary channels Results for Franchisees, Shareholders: Shareholders, and • Realized revenue and cost synergies resulting in the Radisson Hotel Guests Group Americas business growing from ($12M) of EBITDA in 2021 to an expected $80M+ in 2024 • Drove synergy realization resulting in the acquisition of Radisson Hotel Group Americas for an effective multiple of less than 8x run-rate 1 EBITDA Guests: • Offers travelers of both systems greater access to hotels across the Americas, including additional properties in the Upscale, Midscale, and Extended Stay segments C C h h o o i i c c e e W W y y n n d d h h a a m m 19 1. Adjusted for Tax Structuring Benefits

Enhances competitive position against larger industry players Industry includes lodging peers, online distributors, and alternative accommodations providers 1 GLOBAL ROOMS Marketing Spend (in 000s) US$ Millions Combined company’s robust pipeline of 322,000 new rooms will further enhance position against 6,000 larger peers and alternative providers 6,100 5,993 2,000 2,596 1,525 1,127 1,516 912 817 802 628 1,217 311 304 116 94 84 Choice 702 AirBnB VRBO Marriott Hilton IHG Alpine Accor Ch Ce hoi et ca eh Best Hyatt G6 Sonesta ESA Wyndham Western 524 Wyndham Source: Company Filings, Wall Street research Comparison with select hotels companies, does not represent the full competitive set Note: Wyndham property counts exclude properties under affiliation arrangements with Wyndham Destinations or other 3rd parties C h o i c e W y n d h a m 20 (186 properties as of 12/31/2022) (1) Company data as of year end 2022; non-public companies' units and room counts based on STR Global Census as of December 2022

Path to completion Choice strongly believes that the transaction is pro-competitive and will benefit all stakeholders, including Wyndham’s and Choice’s franchisees, shareholders, associates, and guests To be funded by Engaged Moelis & Company Choice is confident that combination of cash on LLC, Wells Fargo, and Willkie all regulatory approvals balance sheet and debt Farr & Gallagher LLP to assist can be obtained in due financing, confident in in expedited due diligence course to permit closing - ability to obtain the latter process the transaction Choice has demonstrated track record of completing and integrating acquisitions seamlessly, as evidenced by: • The Radisson Hotel Group Americas integration, which delivered increased financial benefits, exceeding expectations and ahead of schedule • Successful integration and growth of WoodSpring Suites brand C C h h o o i i c c e e W W y y n n d d h h a a m m 21

A Value Creating, Premium Proposal Offers Compelling Financial Benefits for Creates a Leading Hotel Platform Better both Choice and Wyndham Shareholders Positioned to Capture a Large and Growing Market Opportunity Combines Two Complementary Hotel Franchising Companies, Accelerating Opportunities for Sustained Long-Term Growth Enhances Competitive Position Against Larger Industry Players Enhances Opportunity for Franchisee Return on Investment 22 C C h h o o i i c c e e W W y y n n d d h h a a m m